Investor Contact:	Media Contact:
MIPS Technologies, Inc. Investor Relations Bonnie Gardiner +650-567-7007 bonnieg@mips.com	MIPS Technologies, Inc. Corporate Communications Kathleen Matthews +650-567-5035 matthews@mips.com

MIPS TECHNOLOGIES REPORTS THIRD QUARTER FISCAL 2005
FINANCIAL RESULTS
8th Consecutive Quarter of Revenue Growth
6th Consecutive Quarter of Profit Growth

MOUNTAIN VIEW, Calif., April 19, 2005 — MIPS Technologies, Inc. (NASDAQ: MIPS), today reported financial results for its third fiscal quarter ended March 31, 2005. Revenue for the third quarter of fiscal 2005 grew 33 percent compared to the same period a year ago, the result of continued solid licensing of the MIPS32(R) 24K(R) and 4KE(R) core families along with strong royalties from the growing digital consumer and networking markets.

Total revenue for the third quarter of fiscal 2005 was $16.8 million compared to $12.6 million for the same quarter a year ago. Contract revenue was $8.2 million, an increase of 23 percent compared to $6.7 million in the comparable period in fiscal 2004. Royalties were $8.6 million, an increase of 45 percent compared to $5.9 million in the same quarter a year ago. Net income for the third quarter of fiscal 2005 was $4.0 million compared to a net income of $1.2 million for the same quarter a year ago. Net income per share on a diluted basis for the third quarter of fiscal 2005 was $0.09 compared to a net income per share of $0.03 for the same quarter a year ago.

“Robust licensing activity, driven by the 24K core family but evident throughout our entire product line, resulted in 11 new licenses this last quarter,” said Casey Eichler, chief financial officer of MIPS Technologies. “Six of these new agreements represent business from new licensees, bringing the total number of licensees to over 100. Royalties continue to reflect the increasing number of new and existing MIPS-Based applications found in the dynamically growing digital consumer and networking markets.”

“The breadth and strength of our licensee base is evidenced not only in our royalty growth this quarter, but also by the fact that over half of our royalty paying customers generated more than $100,000 in quarterly royalties. Our licensing revenue also grew again as global industry leaders and startups alike continue to realize the compelling cost, power, and performance advantages of designing their SoCs with MIPS-Based solutions from MIPS and our licensees,” said John Bourgoin, president and CEO of MIPS Technologies. “The 24K and 4KE core families in particular, continue to hit the ‘sweet spot’ of higher total system performance with low power and area savings for a broad range of digital entertainment and networking applications.”

MIPS Technologies invites you to listen to management’s discussion of Q3 fiscal 2005 results and guidance for Q4 fiscal 2005 in a live conference call today beginning at 1:45 p.m. Pacific. Conference call number is 1-719-457-2634. Replay number is 1-719-457-0820 and will be available for 5 days, beginning shortly after the end of the conference call. The access code is 7758426. An audio replay of the conference call will be posted on the Company’s website (www.mips.com/content/Corporate/InvestorRelations/ir) soon thereafter.

Q3 FY2005 Highlights:
From its inception over 20 years ago, the MIPS(R) architecture has represented innovation and performance. Today, MIPS Technologies and its licensees continue to lead in system-performance and innovative solutions for established and emerging markets. With ten design teams actively developing the architecture, hundreds of successful implementations throughout the world, and a vibrant ecosystem of third-party tools and software — MIPS continues to be at the core of the user experience.

Following are selected press release headlines from MIPS Technologies, and the company’s licensees, systems vendors and third party providers.

Video Game and Portable Media Player News
•  MIPS-Based(R) PSP(TM) (PlayStation(R) Portable) Debuts in North America
•  AMD Introduces the AMD Alchemy(TM)Au1200(TM) Processor, Forges New Era of Portable with PMP Design Wins from GoVideo, PoGo! (TiVoToGo), and FIC (Vassili)
•  World’s Leading Motherboard Manufacturer ASUSTeK Adopts MIPS(R) Architecture for Portable and Digital Multimedia Devices
•  Toshiba Launches First Nano Flash-Based Embedded Product, A 32-Bit MIPS RISC Microcontroller with Ultra-Low Power Consumption of 40MHz Operation and Built-in Peripherals Making MCU a Perfect Fit for Battery-Operated Digital Consumer Applications

Digital Camera News
•  Zoran's MIPS-Based(TM) COACH 7 Processor Powers Samsung's New 7 and 5 Megapixel Digital Cameras
•  Zoran Demonstrates World's First Digital Camera Processor With High-Definition Digital Output & Quality Video Compression; MIPS-Based(TM) COACH 8 Integrates Advanced Codecs and Connectivity Solutions

Media Server and Gateway News
•  I-O Data Integrates ViXS’ XCode II Video Processor to Power TV Tuner Card
•  Sony Electronics Integrates ViXS MIPS-Based(TM) Video Processor into New Vaio Desktop PC and Media Server Products
•  Ulead Selects ViXS’ MIPS-Based(TM) XCode II for Next-Generation Multimedia PC Capabilities
•  Funai Electric Partners with ViXS Systems to Capitalize on Growing Market for Wireless Televisions; Will Utilize MIPS-Based XCode II
•  ViXS and Pixela Team to Ship Industry's First Dual TV Tuner PC Card; Uses ViXS' MIPS-Based(TM) XCode II-L Video Processor to Leverage Microsoft Media Center 2005 Capabilities
•  ViXS and YUAN Team to Deliver Dual TV Tuner Card for Multimedia PCs; Includes ViXS’ MIPS-Based(TM) XCode II-L chip
•  CyberLink Corporation, ViXS Systems Form Co-Development Partnership to Offer Enhanced PC Video Functionality; Features MIPS-Based(TM) XCode II-L video processor
•  WISchip Rolls Out New MIPS-Based(TM) System-On-Chip Streaming Media Encoding Solution
•  Digital 5 and Broadcom Collaborate on Development of Digital Media Server Solution; Reference Design Utilizes Broadcom's MIPS-Based(TM) BCM4780
•  Philips MIPS-Based(TM) Nexperia Media Processor at the Heart BenQ's 2005 CES Innovations Award-Winning Media Gateway

HDTV & DTV News
•  SAMSUNG Utilizes ATI MIPS-Based(TM) Xilleon CPUs for New DLP HDTVs
•  Broadcom Announces Industry's Most Advanced High Definition Television Chip That Supports Both Analog and Digital Reception; MIPS-Based(TM) Television-on-a-Chip Enables Manufacturers to Cost-Effectively Transition Televisions to Support Both Analog/Digital Broadcast and Cable Programming
•  Shanghai Jiao Tong University Licenses MIPS(R) Processor for its DTV Product Development
•  Huaya Microelectronics, Limited Licenses MIPS(R) Processor for Its DTV Products
•  Toshiba Launches New 64-Bit RISC Microprocessor, it’s First Embedded PCI-Based Processor with 90-Namometer Process Technology- Highly Integrated Microprocessor Boasts Performance and Features Required for Digital Consumer Applications
•  Broadcom Powers Konka’s New High-Definition Television With Key DTV Silicon Solutions;Konka’s KLC-3728UG LCD DTV Utilizes the Broadcom(R) MIPS-Based(TM) BCM7038 high definition (HD) audio/video/graphics chip and the BCM3517 DTV receiver chip
•  Philips Introduces Complete MIPS-Based(TM) Reference Design for Integrated HD Digital Television
•  Philips Showcases Semiconductor Solutions for the Connected Consumer at the 2005 Consumer Electronics Show; MIPS-Based TV810 reference design and PNX1500 Utilize MIPS(R) cores

Set Top Box News
•  Magima Licenses the MIPS32(R) 4Kc(R) Core for its STB/DTV Products
•  MIPS Technologies Solidifies its Leadership Position in DTV and STB Markets with International Software Alliances
•  Zoran Powers Changhong's New Terrestrial Set-Top Box Product Lines; MIPS-Based(TM) SupraTV Enables Products for Asian and European Digital Broadcast Markets
•  Zoran Powers TopTV Set Top Box Products for China Cable Television Market; MIPS-Based(TM) SupraTV CPU Powers TopTV Cable Set-tops
•  MIPS Technologies 24Kc(TM) Core to Power Advanced Digital Set-Top Boxes from Scientific-Atlanta
•  Broadcom Announces MIPS-Based(TM) Internet Protocol Set-Top Box Reference Design Platform Featuring H.264 Advanced Video Compression Technology
•  Toshiba chooses Espial as preferred vendor for IPTV MIPS-Based(TM) AVM49R reference platform
•  TiVo(R) Goes Mobile; Delivers Groundbreaking TiVoToGo(TM) Service Enhancement for MIPS-Based(TM) TiVo(R) Series2(TM) boxes
•  Entropic’s MIPS-Based(TM) c.LINK-270 Successfully Meets All Market Requirements in Large-Scale MoCA Field Trial

Advanced DVD Player & Recorder News
•  Consumer Electronics Industry Leader Philips Electronics Selects LSI Logic for Full-Featured DVD Recorders; Philips to Utilize MIPS-Based(TM) DMN-8602 CPU
•  Zoran’s MIPS-Based(TM) Generation9 High-Definition Display Processor Drives Samsung’s Blu-Ray Disc Recorder
•  Broadcom Announces First High Definition DVD Player/Recorder Reference Design; Includes MIPS64-Based(TM) BCM7038
•  Sigma Launches The First MIPS-Based All-Format Media Processor Offering High Definition Support For H.264, WMV9/VC-1, and MPEG-2
•  MIPS(R) Architecture Driving DVD Recorder Market

Broadband News
•  Metalink Announces Availability of MIPS-Based(TM) Symmetric 100 Mbps VDSL Chipset
•  Broadcom Announces the First SAS/SATA RAID-on-Chip Solution; Chip Includes MIPS(R) Core
•  Market Leading Wintegra Offers Full DSL Software Solution; Utilizes MIPS-Based(TM) WinPath Embedded CPU
•  Vonage(R) and Texas Instruments Continue Drive to Provide Consumers and Businesses Cutting-Edge Broadband Telephony Products; MIPS-Based TNETV1050 & MIPS-Based(TM) TNETV1060 Integrated in Two New Vonage-Compatible Devices Displayed at CES 2005

Data Communications and Networking News
•  J-COM Field Trials Entropic MIPS-Based(TM) Technology to Deliver High-Speed Internet Service
•  Corrent Licenses MIPS32(R) 4Kc(TM) Processor Core for High Performance Network Security Appliances
•  SiNett Unveils OneEdge, First and Only Purpose-Built Switch Processor Family for Unified Wireless and Wired Enterprise Networks; Introduces MIPS-Based(TM) SN5024 & SN6004 CPUs

VoIP News
•  MIPS(R) Architecture Selected by Infineon as Standard for its VoIP Solutions
•  Broadcom Announces World's First Gigabit Ethernet IP Phone Chip; MIPS-Based(TM) BCM1103 Integrates Critical Features Required for Next-Generation Internet Protocol (IP) Phones
•  MIPS Technologies and Third-Party Developers of VoIP Solutions Enable Low-Cost, Multi-Channel Voice on a Single Chip

SOHO and Wireless News
•  Cavium Networks Expands Single Chip NITROX Soho Processor Family to Deliver Industry Leading Security Performance for Next Generation Wired and Wireless SOHO/SME Routers and Gateways
•  SofaWare(R) Technologies' New Family of Safe@Office(R) 400W Wireless Security Appliances Powered by MIPS-Based(TM) Cavium Networks NITROX Soho Processors

Storage News
•  Maxtor Targets High Growth SOHO and Home Networking Markets; Utilizes Broadcom's MIPS-Based(TM) BCM4780 Chip
•  Maxtor Adopts Broadcom's MIPS-Based(TM) Network Attached Storage On-A-Chip (NASoC) Solution

Corporate News
•  MIPS Technologies Launches China Operations and Establishes R&D Center in China
•  MIPS Technologies Collaborates with Waseda University to Develop Japan's First MIPS-based Graduate Course
•  MIPS Technologies Appoints Rob Herb to Board of Director
•  MIPS Technologies Co-Founder Dr. John L. Hennessy to Receive Coveted NEC C&C Prize

Newly Announced Licenses
•  Magima Licenses the MIPS32(R) 4Kc(R) Core for its STB/DTV Products
•  MIPS(R) Architecture Selected by Infineon as Standard for its VoIP Solutions-MIPS32(R) 24Kc(TM) and M4K(TM)Processors Form the Basis forDevelopment of Broadband ICs
•  Shanghai Jiao Tong University Licenses MIPS(R) Processor for its DTV Product Development
•  Corrent Licenses MIPS32(R) 4Kc(TM) Processor Core for High Performance Network Security Appliances
•  Wipro Selects MIPS(R) Architecture to Offer Global SoC Design Services
•  World’s Leading Motherboard Manufacturer ASUSTeK Adopts MIPS(R) Architecture for Portable and Digital Multimedia Devices
•  Huaya Microelectronics, Limited Licenses MIPS(R) Processor for Its DTV Products
•  Scientific-Atlanta Licenses MIPS32(R) 24Kc(TM) Core to Power Advanced Digital Set-Top Boxes

Product News
•  FS2 Introduces System Navigator(TM) with PDtrace(TM) for MIPS32(R) 24K(R) Debug
•  MIPS Technologies Teams with TimeSys to Deliver MIPS(R) Architecture and Core-Optimized 2.6 Linux Distributions to Licensees and OEMs Worldwide
•  LSI Logic Offers Industry’s Fastest 440 MHz Synthesized MIPS32(R) 24Kf(TM) Processor Core With Reference Design
•  MIPS Technologies and Virage Logic Announce Lowest Cost, Lowest Power, Highest Performance 333 MHz Embedded Processor
•  MIPS Technologies Customers and Licensees Unveil Design Wins, Strategic Partnerships and New Technologies at the 2005 Consumer Electronics Show

MIPS Technologies, Inc.
MIPS Technologies, Inc. is a leading provider of industry standard processor architectures and cores for digital consumer and business applications. The company drives the broadest architectural alliance that is delivering 32- and 64-bit embedded RISC solutions. The company licenses its intellectual property to semiconductor companies, ASIC developers, and system OEMs. MIPS Technologies, Inc. and its licensees offer the widest range of robust, scalable processors in standard, custom, semi-custom and application-specific products. MIPS Technologies, Inc. is based in Mountain View, California, and can be reached at 650-567-5000 or www.mips.com.

This press release contains forward-looking statements, including those regarding MIPS Technologies’ market growth. Actual events or results may differ materially from those anticipated in these forward looking statements as a result of a number of different risk and uncertainties, including but not limited to: our products may fail to achieve market acceptance, changes in our research and development expenses, the anticipated benefits of our partnering relationships may be more difficult to achieve than expected, the timing of or delays in customer orders, delays in the design process, the length of MIPS Technologies’ sales cycle, MIPS Technologies’ ability to develop, introduce and market new products and product enhancements, and the level of demand for semiconductors and end-user products that incorporate semiconductors. For a further discussion of risk factor affecting our business, we refer you to the documents we file from time to time with the Securities and Exchange Commission, including our Annual Report on Form 10-K for the year ended June 30, 2004 and subsequent Forms 10-Q and 8-K.

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MIPS, MIPS16e, MIPS32, MIPS64, MIPS-Based, MIPS Technologies logo, 4K, 4Kc, 4Km, 4Kp, 4KE, 4KEc, 4KEm, 4KEp, 4KSd, M4K, 5K, 5Kc, 5Kf, 20Kc, 24K, 24Kc, 24Kf, 25Kf, “At the core of the user experience.”, CorExtend, Pro Series, and SmartMIPS, are trademarks or registered trademarks of MIPS Technologies, Inc. in the United States and other countries. All other trademarks referred to herein are the property of their respective owners.

MIPS TECHNOLOGIES, INC.

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

(In thousands, except per share data)

	Three Months Ended March 31,		Nine Months Ended March 31,
	2005	2004	2005	2004
	(unaudited)		(unaudited)
Revenue:
Royalties	$8,609	$5,941	$22,927	$16,954
Contract Revenue	8,186	6,656	24,008	16,744

Total revenue	16,795	12,597	46,935	33,698
Costs and expenses:
Research and development	5,772	5,117	16,059	18,732
Sales and marketing	3,899	3,016	10,639	8,352
General and administrative	2,910	2,361	7,476	6,027
Restructuring	—	—	277	3,233

Total costs and expenses	12,581	10,494	34,451	36,344

Operating income (loss)	4,214	2,103	12,484	(2,646)
Other income, net	580	182	1,194	497

Income (loss) before income taxes	4,794	2,285	13,678	(2,149)
Provision for income taxes	788	1,098	3,009	1,950

Net income (loss)	$4,006	$1,187	$10,669	$(4,099)

Net income (loss) per basic share	$0.10	$0.03	$0.26	$(0.10)

Net income (loss) per diluted share	$0.09	$0.03	$0.24	$(0.10)

Common shares outstanding-basic	41,875	40,530	41,294	40,367

Common shares outstanding-diluted	46,212	43,192	44,285	40,367

MIPS TECHNOLOGIES, INC.

CONDENSED CONSOLIDATED BALANCE SHEETS

(In thousands)

	March 31, 2005	June 30, 2004
	(unaudited)
Assets
Current assets:
Cash and cash equivalents	$86,875	$78,335
Short-term investments	19,800	15,041
Accounts receivable, net	4,437	2,488
Prepaid expenses and other current assets	1,269	3,159

Total current assets	112,381	99,023
Equipment and furniture, net	3,208	3,578
Other assets	6,558	6,102

	$122,147	$108,703

Liabilities and Stockholders' Equity
Current liabilities:
Accounts payable	$562	$1,255
Accrued liabilities	10,867	12,344
Deferred revenue	2,019	3,407

Total current liabilities	13,448	17,006
Long-term liabilities	2,800	2,038
Stockholders' equity	105,899	89,659

	$122,147	$108,703